Exhibit 10.2
HARBIN ELECTRIC, INC. A US Public Company. Stock Symbol: HRBN

                                                        July 14, 2009

Gentlemen:

Reference is hereby made to (i) the Purchase Agreement dated August 29, 2006 (the “Purchase Agreement”) by and among Citadel Equity Fund Ltd (“Citadel”)., Merrill Lynch International (“Merrill”) and Harbin Electric, Inc., a Nevada corporation (the “Company”); (ii) the Indenture dated as of August 30, 2006, as supplemented (the “Indenture”) by and among the Company, the Subsidiary Guarantors named therein and The Bank of New York, as trustee (the “Trustee”) with respect to the Company’s Guaranteed Senior Secured Floating Rate Notes due 2012 (the “2012 Notes”) and the Company’s Guaranteed Senior Secured Floating Rate Notes due 2010 (the “2010 Notes”); and (iii) the Shares Pledge Agreement dated as of August 30, 2006 (the “Pledge Agreement”) by and among the Company and the Trustee, in its capacity as collateral agent.  Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Purchase Agreement, the Indenture or the Pledge Agreement, in each case, as indicated below.

Section 8.02 of the Indenture provides, among other things, that (i) except for certain amendments or waivers specified in Section 8.02 as being amendments or waivers that may not be implemented without the consent of each Holder whose Notes are to be affected, the Company and the Trustee may amend or supplement the Indenture, the Security Documents and the Notes, as to a single maturity or as to all of the Notes, with the consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding to be affected thereby voting as a single class or waive compliance with any provision of the Indenture or such Notes with the consent of Holders of at least a majority in aggregate principal amount of the Notes then outstanding to be affected thereby voting as a single class and (ii) without the consent of each Holder, an amendment or waiver may not (with respect to any Notes held by a non-consenting Holder) reduce the interest or principal of any Note or impair the right of any Holder to receive payment of principal of, premium, if any, and interest, if any, on such Holder’s Notes

Section 8 of the Pledge Agreement provides that no consent shall be given or action taken, which would have the effect of impairing the position or interest of any Secured Party in respect of the Pledged Collateral (unless and to the extent expressly permitted by the Indenture).

Each of the undersigned Holders owns the aggregate principal amount of the 2010 Notes or the 2012 Notes, as applicable, set forth next to such Holder’s name on the signature page hereto.

Each of the undersigned Holders hereby (i) waives each and every applicable provision of the Indenture (including without limitation Article 3 (except for Section 3.08 Mandatory Redemption) and Sections 4.09, 4.10 and 4.11 thereof) to the fullest extent necessary solely to permit the Company or an Affiliate of the Company to purchase or repurchase, at its option, all (but not part) of the 2012 Notes held by Citadel at any time at the Citadel Repurchase Price (defined below) (the “Proposed 2012 Note Repurchase”) and to repurchase, at its option all (but not part) of the 2010 Notes at any time at the Merrill Repurchase Price (defined below), (the “Proposed 2010 Note Repurchase”), (ii) consents to the Proposed 2012 Note Repurchase and the Proposed 2010 Note Repurchase, (iii) waives each and every provision of the Indenture (including without limitation Article 3 (except for Section 3.08 Mandatory Redemption) and Sections 4.09, 4.10 and 4.11 thereof) and waives each and every provision of the Pledge Agreement (including without limitation Section 8 thereof) to the fullest extent necessary solely to permit the Company or an Affiliate of the Company to Incur up to $50 million in Debt (the “New Debt”); provided that the Company shall use up to $32 million of the proceeds of such New Debt for the Proposed 2012 Note Repurchase and the Proposed 2010 Note Repurchase (the “First Proposed Debt Incurrence”), (iv) consents to the First Proposed Debt Incurrence, (v) subsequent to the consummation of the Proposed 2012 Note Repurchase and the Proposed 2010 Note Repurchase, waives each and every applicable provision of the Indenture (including without limitation Article 3 (except for Section 3.08 Mandatory Redemption) and Sections 4.09, 4.10 and 4.11 thereof) to the fullest extent necessary solely to permit the Company or an Affiliate of the Company to purchase or repurchase, at its option, all (but not part) of the remaining outstanding 2012 Notes (the “Additional 2012 Note Repurchase”), (vi) consents to the Additional 2012 Note Repurchase, (vii) subsequent to the consummation of the First Proposed Debt Incurrence, waives each and every provision of the Indenture (including without limitation Article 3 (except for Section 3.08 Mandatory Redemption) and Sections 4.09, 4.10 and 4.11 thereof) and waives each and every provision of the Pledge Agreement (including without limitation Section 8 thereof) to the fullest extent necessary solely to permit the Company or an Affiliate of the Company to Incur up to $60 million in Debt (the “Refinancing Debt”); provided that the Company shall use up to $32 million of the proceeds of such Refinancing Debt for the repayment of the New Debt incurred in the First Proposed Debt Incurrence and up to $8 million of the proceeds of such Refinancing Debt for the Additional 2012 Note Repurchase (the “Second Proposed Debt Incurrence”) and (vi) consents to the Second Proposed Debt Incurrence.

The “Citadel Repurchase Price” shall, in the sole discretion of Citadel, be either (a) cash equal to 85% of the aggregate principal amount of the 2012 Notes held by Citadel plus accrued and unpaid interest thereon to but excluding the Repurchase Date (defined below) or (b) the sum of (x) any securities being issued in the Proposed Debt Incurrence in an aggregate principal amount at par up to 50% of the principal amount of the 2012 Notes held by Citadel and (y) cash equal to 85% of the aggregate remaining principal amount of the 2012 Notes held by Citadel plus any accrued and unpaid interest thereon to but excluding the Repurchase Date.  The Merrill Repurchase Price shall be cash equal to 97% of the aggregate principal amount of the 2010 Notes plus accrued and unpaid interest thereon to but excluding the Repurchase Date.

The “Repurchase Date” shall mean a business day on which the Proposed 2012 Note Repurchase and the Proposed 2010 Note Repurchase are consummated; provided that, if the First Proposed Debt Incurrence is consummated, the Repurchase Date shall be no later than one business day following the date on which the First Proposed Debt Incurrence is consummated. If the Proposed 2012 Note Repurchase and the Proposed 2010 Note Repurchase are not completed by August 31, 2009 then any and all waivers granted by the Noteholders set forth herein shall expire on the close of business (Hong Kong) on August 31, 2009.

In the event that the Proposed 2012 Note Repurchase and the Proposed 2010 Note Repurchase are completed by August 31, 2009, each of the undersigned Holders hereby waives and agrees not to exercise, on behalf of itself, any and all rights that it may otherwise have under Section 5A (Right to Future Stock Issuance) of the Purchase Agreement, from the date of this letter up to and including the close of business (Hong Kong) on December 31, 2009.

Any and all waivers granted by the Noteholders set forth herein shall expire on the close of business (Hong Kong) on December 31, 2009 and to the extent the Company is in breach of any provision of the Indenture or the Notes after such date, the Noteholders reserve their rights to take any and all actions allowable under the Indenture, the Notes or according to law.

Main Office	2
No. 9 Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu, Harbin Kai Fa Qu, Harbin, China 150060
Tel: 86-451-8611-6757                                             Fax: 86-451-8611-6769
US Office
20 Ramblewood Road, Shoreham, NY 11786
Tel: 631-312-8612
www.harbinelectric.com

Except as expressly waived or otherwise specifically provided herein, all of the terms of each of the 2010 Notes, 2012 Notes, the Indenture, the Purchase Agreement and the Pledge Agreement shall remain unamended and unwaived and shall continue to be and shall remain in full force and effect in accordance with their respective terms.

This letter is governed by the laws of the State of New York without giving effect to the conflict of laws rules of any jurisdiction. This letter may be signed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.  Any signature delivered by a party via telecopier shall be deemed to be an original signature hereto.

Kindly acknowledge receipt of this letter and agreement to the foregoing by executing the enclosed copy of this letter where indicated and returning it to the Company, whereupon it shall become a binding agreement among us as of the date hereof.

Main Office	3
No. 9 Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu, Harbin Kai Fa Qu, Harbin, China 150060
Tel: 86-451-8611-6757                                             Fax: 86-451-8611-6769
US Office
20 Ramblewood Road, Shoreham, NY 11786
Tel: 631-312-8612
www.harbinelectric.com

Very truly yours, Harbin Electric, Inc. By: ______________________________ Name: Title:

AGREED AND ACKNOWLEDGED:

Abax Jade Ltd.

By:________________________________
Name: Donald Yang
Title: President
Aggregate Principal Amount of 2012 Notes Owned and For Which Waiver and Consent are Given:$ 2.525 million

Abax Nai Xin A Ltd.

By:________________________________
Name: Donald Yang
Title: President
Aggregate Principal Amount of 2012 Notes Owned and For Which Waiver and Consent are Given:$ 8.975 million

Main Office	4
No. 9 Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu, Harbin Kai Fa Qu, Harbin, China 150060
Tel: 86-451-8611-6757                                             Fax: 86-451-8611-6769
US Office
20 Ramblewood Road, Shoreham, NY 11786
Tel: 631-312-8612
www.harbinelectric.com